                                                                     Exhibit 1.1

                            UNDERWRITING AGREEMENT


                                                                  April 17, 1995

First Bank System, Inc.
First Bank Place
601 Second Avenue South
Minneapolis, Minnesota  55402-4302

Dear Sirs:

     We (the "Representatives") understand that First Bank System, Inc., a Delaware corporation registered as a bank holding company under the Bank Holding Company Act (the "Company"), proposes to issue and sell $150,000,000 aggregate principal amount of 7-5/8% Subordinated Notes due May 1, 2005 (the "Offered Securities"), to be issued pursuant to the provisions of the Indenture dated as of October 1, 1991, as amended by a First Supplemental Indenture dated April 1, 1993, between the Company and Citibank, N.A., as Trustee (the "Indenture"). Subject to the terms and conditions set forth herein or incorporated by reference herein, the Company hereby agrees to issue and sell and the underwriters named on Schedule A hereto (the "Underwriters") agree to purchase, severally and not jointly, the principal amounts of such Offered Securities set forth opposite their names on Schedule A at 99.548% of their principal amount and accrued interest, if any, from April 24, 1995 to the date of payment and delivery. The Company understands that the Underwriters intend to make a public offering of their respective portions of the Offered Securities and initially to offer the Offered Securities upon the terms set forth in the Prospectus.

     The Underwriters will pay for such Offered Securities upon delivery thereof through the facilities of The Depository Trust Company at 10:00 A.M. (New York time) on April 24, 1995 or at such other time, not later than May 1, 1995, as shall be designated by the Underwriters. Payment for the Offered Securities will be made by the Underwriters by wire transfer of immediately available funds.

     The Offered Securities shall have the terms set forth in the Company's Prospectus Supplement, dated April 17, 1995, and the Prospectus dated February 15, 1994 (the "Basic Prospectus"), particularly as follows:

     Maturity:   May 1, 2005

     Interest Rate:  7-5/8%

     Redemption Provisions:  None

     Interest Payment Dates:   May 1 and November 1, commencing
                               November 1, 1995

          Other terms:    The Offered Securities will be issued in the form
                          of one or more Global Securities that will be deposited with or on behalf of The Depository Trust
                          Company and registered in the name of its nominee. All payments of principal and interest on the Offered
                          Securities will be made by the Company in immediately available funds, and secondary market trading activity in the Offered Securities will be required to settle in immediately available funds.

          All the provisions contained in the document entitled First Bank System, Inc. Underwriting Agreement Standard Provisions (Debt/Warrants) (April
1995), attached hereto (the "Standard Provisions"), are herein incorporated by reference in their entirety and shall be deemed to be a part of this Agreement to the same extent as if such Standard Provisions had been set forth in full herein, except to the extent such standard provisions are inconsistent with the provisions set forth in this Agreement.

          Please confirm your agreement by having an authorized officer sign a copy of this Agreement in the space set forth below. This Agreement may be signed in any number of counterparts with the same effect as if the signatures thereto and hereto were upon the same instrument.

                                    Very truly yours,

                                    Donaldson, Lufkin & Jenrette
                                       Securities Corporation
                                    Dain Bosworth Incorporated
                                    Piper Jaffray Inc.

                                    By DONALDSON, LUFKIN & JENRETTE
                                          SECURITIES CORPORATION

                                          on its own behalf and on behalf of
                                          the other Underwriters


                                    By__________________________________________


Accepted: April 17, 1995

FIRST BANK SYSTEM, INC.

By____________________________
  Name:
  Title:

                                  SCHEDULE A



                                                         Principal Amount of
              Underwriter                                       Notes
              -----------                                       -----


     Donaldson, Lufkin & Jenrette Securities Corporation    $120,000,000
     Dain Bosworth Incorporated                             $ 15,000,000
     Piper Jaffray Inc.                                     $ 15,000,000


                                               TOTAL        $150,000,000
                                               -----        ============

                            FIRST BANK SYSTEM, INC.
                            UNDERWRITING AGREEMENT
                      STANDARD PROVISIONS (DEBT/WARRANTS)
                                 (April 1995)

          From time to time First Bank System, Inc. a Delaware corporation registered as a bank holding company under the Bank Holding Company Act (the "Company"), may enter into one or more underwriting agreements that provide for the sale of designated securities to one or more underwriters named therein.
The standard provisions set forth herein may be incorporated by reference in any such underwriting agreement (an "Underwriting Agreement"). The Underwriting Agreement, including the provisions incorporated therein by reference, is herein referred to as "this Agreement". Unless otherwise defined herein, terms defined in the Underwriting Agreement are used herein as therein defined.


                                      I.

          The Company has filed with the Securities and Exchange Commission (the "Commission") a registration statement, including a prospectus specifically relating to the Securities, and has filed with, or mailed for filing to, the Commission a prospectus supplement specifically relating to the Securities pursuant to Rule 424 of the rules and regulations promulgated under the Securities Act of 1933, as amended (the "Securities Act"). The term Registration Statement means the registration statement as amended to the date of the Underwriting Agreement. The term Basic Prospectus means the prospectus included in the Registration Statement. The term Prospectus means the Basic Prospectus together with the prospectus supplement in the form first used to confirm sales of the Offered Securities. The term preliminary prospectus means a preliminary prospectus supplement specifically relating to the Securities together with the Basic Prospectus. As used herein, the terms "Registration Statement", "Basic Prospectus", "Prospectus" and "preliminary prospectus" shall include in each case the material, if any, incorporated by reference therein. The term "Securities" means the Offered Securities and/or the Offered Warrants and Warrant Debt Securities described in the Underwriting Agreement of which this Agreement is a part.

          The term "Underwriters' Securities" means the Offered Securities and/or Offered Warrants to be purchased by the Underwriters herein. The term "Contract Securities" means the Offered Securities and/or Offered Warrants, if any, to be purchased pursuant to the delayed delivery contracts referred to below.


                                      II.

          If the Prospectus provides for sales of Offered Securities and/or Offered Warrants, if any, pursuant to delayed delivery contracts, the Company hereby authorizes the Underwriters to solicit offers to purchase Contract Securities on the terms and subject to the conditions set forth in the Prospectus pursuant to delayed delivery contracts substantially in the form of
Schedule I attached hereto ("Delayed Delivery Contracts") but with such changes therein as the Company may authorize or approve. Delayed Delivery Contracts are to be with institutional investors approved by the Company and of the types set forth in the Prospectus. On the Closing Date (as hereinafter defined), the Company will pay the Representatives as compensation, for the accounts of the Underwriters, the fee set forth in the Underwriting Agreement in respect of the principal amount of Contract Securities. The Underwriters will not have any responsibility in respect of the validity or the performance of Delayed Delivery Contracts.

          If the Company executes and delivers Delayed Delivery Contracts with institutional investors, the Contract Securities shall be deducted from the Offered Securities and/or Offered Warrants, if any, to be purchased by the several Underwriters, and the aggregate principal amount of Offered Securities (or number of Offered Warrants, if applicable) to be purchased by each Underwriter shall be reduced pro rata in proportion to the principal amount of Offered Securities (or number of Offered Warrants, if applicable) set forth opposite each Underwriter's name in the Underwriting Agreement, except to the extent that the Representatives determine that such reduction shall be otherwise and so advises the Company.


                                     III.

          The Company is advised by the Representatives that the Underwriters propose to make a public offering of their respective portions of the Underwriters' Securities as soon after this Agreement is entered into as in the Representatives' judgment is advisable. The Underwriters will offer the Underwriters' Securities for sale upon the terms and conditions set forth in the Prospectus.


                                      IV.

          Payment for Underwriters' Securities shall be made by wire transfer of immediately available funds, or such other funds as specified in the Underwriting Agreement, at the time and place set forth in the Underwriting Agreement, upon delivery to the Representatives for the respective accounts of the several Underwriters of the Underwriters' Securities registered in such names and in such denominations as the Representatives shall request in writing not less than three full business days prior to the date of delivery. The time and date of such payment and delivery with respect to the Underwriters' Securities are herein referred to as the Closing Date. The Underwriters' Securities will be made available for checking and packaging at least twenty-four hours prior to the time for delivery.

                                      V.

          The several obligations of the Underwriters hereunder are subject to the following conditions:

          (a) The Representatives shall have received on the Closing Date a certificate of the Chairman, Vice Chairman, President or a Vice President of the Company, dated the Closing Date and to the effect (i) that there has been no downgrading, nor any notice given of any potential or intended downgrading, or of a possible change that does not indicate the direction of the possible change, in the rating accorded any of the Company's securities by any nationally recognized statistical rating organization,
     (ii) that the representations and warranties of the Company contained in
     Section VII are true and correct with the same force and effect as though expressly made at and as of the date of such certificate, (iii) that the Company has complied with all agreements and satisfied all conditions on its part to be performed or satisfied at or prior to the date of such certificate, and (iv) that no stop order suspending the effectiveness of the Registration Statement has been issued and no proceedings for that purpose have been initiated or threatened by the Commission.

          (b) The Representatives shall have received on the Closing Date an opinion of Dorsey & Whitney P.L.L.P., counsel to the Company, dated the Closing Date, to the effect set forth in Exhibit A, and, if applicable, an opinion of tax counsel to the Company, dated the Closing Date, covering such matters as may be mutually agreed upon and set forth in the Underwriting Agreement. In rendering such opinion to the effect set forth in Exhibit A, such counsel may rely as to matters of New York law upon the opinion of Davis Polk & Wardwell being delivered pursuant to subparagraph
     (d).

          (c) The Representatives shall have received on the Closing Date an opinion of the General Counsel of the Company, dated the Closing Date, to the effect set forth in Exhibit B.

          (d) The Representatives shall have received on the Closing Date an opinion of counsel to the Underwriters, dated the Closing Date, relating to the incorporation of the Company, the validity of the Indenture, the Securities and the Warrant Agreement, if any, the Registration Statement, the Prospectus and other related matters as the Representatives may reasonably request. In rendering such opinion, such counsel may rely as to matters of Minnesota law upon the opinions of Dorsey & Whitney P.L.L.P. and the General Counsel of the Company being delivered pursuant to subsections
     (b) and (c), respectively.

          (e) The Representatives shall have received on or prior to the date of this Agreement and the Closing Date letters, each dated the date of delivery thereof and in form and substance satisfactory to the Representatives, from Ernst & Young LLP, to the effect set forth in Exhibit C.

          (f) At the Closing Date the counsel for the Underwriters shall have been furnished with such documents and opinions as they may reasonably require for the purpose of enabling them to pass upon the issuance and sale of the Offered Securities as herein contemplated and related proceedings, or in order to evidence the accuracy and completeness of any of the representations and warranties, or the fulfillment of any of the conditions, herein contained; and all proceedings taken by the Company in connection with the issuance and sale of the Offered Securities as herein contemplated shall be satisfactory in form and substance to the Underwriters and their counsel.

          (g) Since the respective dates as of which information is given in the Registration Statement and the Prospectus, there shall not have been any material adverse change in the condition, financial or otherwise, of the Company and its subsidiaries considered as one enterprise, or in the earnings, affairs or business prospects of the Company and its subsidiaries considered as one enterprise, whether or not arising in the ordinary course of business, other than as set forth in the Prospectus, and (ii) there shall not have occurred any outbreak or escalation of hostilities or any material change in financial markets or other calamity or crisis the effect of which is such as to make it, in the judgment of the Representatives, impracticable or inadvisable to proceed with the public offering or the delivery of the Offered Securities on the terms and in the manner contemplated by the Prospectus, and (iii) trading in securities of the Company shall not have been suspended by the Commission or a national securities exchange, nor shall trading generally on either the American Stock Exchange or the New York Stock Exchange have been suspended, or minimum or maximum prices for trading of securities generally have been fixed, or maximum ranges for prices for securities (other than trading limits currently in effect and other similar trading limits) have been required, or trading otherwise materially limited, by either of said exchanges or by order of the Commission or any other governmental authority, nor shall a banking moratorium have been declared by either Federal or New York authorities nor shall a banking moratorium have been declared by the relevant authorities in the country or countries of origin of any foreign currency or currencies in which the Securities are denominated or payable, and (iv) the rating assigned by any nationally recognized statistical rating organization to any debt securities of the Company shall not have been downgraded nor shall any notice have been given by any such nationally recognized statistical rating organization of any intended or potential downgrading or any review for possible change that does not indicate the direction of the possible change in such rating, and
     (v) the Prospectus, at the time it was required to be delivered to a purchaser of the Offered Securities, shall not have contained an untrue statement of a material fact or omitted to state a material fact necessary in order to make the statements therein, in light of the circumstances existing at such time, not misleading.

                                      VI.

          In further consideration of the agreements of the Underwriters contained in this Agreement, the Company hereby covenants:

          (a) The Company will give the Representatives notice of its intention to file any amendment to the Registration Statement or any amendment or supplement to the Prospectus, whether by the filing of documents pursuant to the Securities Exchange Act of 1934, as amended (the "Exchange Act"), the Securities Act or otherwise. The Company will furnish the Representatives with copies of any such amendment or supplement or other documents, other than documents filed pursuant to the Exchange Act, proposed to be filed a reasonable time in advance of filing, and will furnish the Representatives with copies of documents filed pursuant to the Exchange Act promptly upon the filing thereof;

          (b) The Company will notify the Representatives immediately (i) of the filing and effectiveness of any amendment to the Registration Statement,
     (ii) of the mailing or the delivery to the Commission for filing of any supplement to the Prospectus or any document to be filed pursuant to the Exchange Act which will be incorporated by reference in the Prospectus,
     (iii) of the receipt of any comments from the Commission with respect to the Registration Statement or the Prospectus, (iv) of any request by the Commission for any amendment to the Registration Statement or any amendment or supplement to the Prospectus or for additional information, (v) of the issuance by the Commission of any stop order suspending the effectiveness of the Registration Statement or the initiation or threat of initiation of any proceedings for that purpose, or (vi) of the suspension of qualification of the Offered Securities for offering or sale in any jurisdiction or the initiation or threat of initiation of any proceedings for that purpose. The Company will make every reasonable effort to prevent the issuance of any stop order or suspension of qualification and, if any stop order or suspension of qualification is issued, to obtain the lifting thereof at the earliest possible moment;

          (c) If, during the period after the date of the first public offering of the Offered Securities and/or Offered Warrants, if any, when the Prospectus is required by law to be delivered, any event shall occur or condition exist as a result of which it is necessary, in the reasonable opinion of the counsel for the Underwriters or counsel for the Company, to further amend or supplement the Prospectus in order that the Prospectus will not include an untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein not misleading in the light of the circumstances existing at the time it is delivered to a purchaser, or if it shall be necessary, in the reasonable opinion of either such counsel, at any such time to amend or supplement the Registration Statement or the Prospectus in order to comply with the requirements of the Securities Act or the rules and regulations issued by the Commission thereunder immediate notice shall be given, and confirmed in writing, to the Representatives, and the Company will promptly prepare and file with the Commission such amendment or supplement, whether by filing documents pursuant to the Exchange Act, the Securities Act or otherwise, as may be necessary to correct such untrue statement or omission or to make the Registration Statement comply with such requirements;

          (d) The Company will make generally available to its security holders (as defined in Rule 158) as soon as practicable, but not later than 45 days after the close of each of the first three fiscal quarters of each fiscal year and 90 days after the close of each fiscal year, earnings statements (in form complying with the provisions of Rule 158 under the Securities
     Act) covering a twelve month period beginning not later than the first day of the fiscal quarter next following the effective date of the Registration Statement (as defined in Rule 158) with respect to each sale of Securities;

          (e) The Company will deliver to the Representatives as many signed and conformed copies of the registration statement (as originally filed) and of each amendment thereto (including exhibits filed therewith or incorporated by reference therein and documents incorporated by reference in the Prospectus) as the Representatives may reasonably request. The Company will furnish to the Representatives as many copies of the Prospectus (as amended or supplemented) as the Representatives shall reasonably request so long as the Underwriters are required to deliver a Prospectus in connection with the offering or sale of the Offered Securities and/or Offered Warrants;

          (f) The Company will endeavor, in cooperation with the Representatives, to qualify the Offered Securities and/or Offered Warrants for offering and sale under the applicable securities laws of such states and other jurisdictions of the United States as the Representatives may designate, and will maintain such qualifications in effect for as long as may be required for the distribution of the Offered Securities and/or Offered Warrants; provided, however, that the Company shall not be obligated to file any general consent to service of process or to qualify as a foreign corporation in any jurisdiction in which it is not so qualified. The Company will file such statements and reports as may be required by the laws of each jurisdiction in which the Securities have been qualified as above provided;

          (g) The Company, during the period when the Prospectus is required to be delivered under the Securities Act, will file promptly all documents required to be filed with the Commission pursuant to Sections 13(a), 13(c), 14 or 15(d) of the Exchange Act;

          (h) During the period beginning on the date of the Underwriting Agreement and continuing to and including the business day following the Closing Date, the Company will not, without the prior consent of the Representatives, offer or sell in the United States, or enter into any agreement to sell in the United States, any debt securities of the Company with terms substantially similar to the Securities.


                                     VII.

          The Company represents and warrants to, and agrees with, each of the Underwriters that:

          (a) The Registration Statement has been filed with the Commission in the form heretofore delivered or to be delivered to the Representatives and, excluding exhibits to the Registration Statement, but including all documents incorporated by reference in the Basic Prospectus, to the Representatives for each of the other Underwriters and the Registration Statement in such form has been declared effective by the Commission and no stop order suspending the effectiveness of the Registration Statement has been issued and no proceeding for that purpose has been initiated or threatened by the Commission;

          (b) The documents incorporated by reference in the Prospectus, at the time they were or hereafter are filed with the Commission, complied or will comply in all material respects with the requirements of the Exchange Act and the rules and regulations of the Commission thereunder, and when read together and with the other information in the Prospectus, at the time the Registration Statement became, and any amendments thereto become, effective, and as of the Closing Date, did not and will not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were or are made, not misleading;

          (c) The Registration Statement and the Prospectus, at the time the Registration Statement and each part thereof became or hereafter become effective, complied and any amendments or supplements thereto will comply, in all material respects with the requirements of the Securities Act and the Trust Indenture Act of 1939, as amended (the "Trust Indenture Act") and the rules and regulations of the Commission thereunder. The Registration Statement at the time the Registration Statement and each part thereof became effective did not and as of the Closing Date will not, contain an untrue statement of any material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading. The Prospectus, at the time the Registration Statement became effective did not, and as of the Closing Date will not, contain an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided, however, that this representation and warranty shall not apply to any statements or omissions made in reliance upon and in conformity with information relating to an Underwriter furnished in writing to the Company by such Underwriter of Offered

     Securities and/or Offered Warrants, if any, through the Representatives expressly for use in the Prospectus as amended or supplemented relating to such Offered Securities and/or Offered Warrants, if any or to that part of the Registration Statement constituting the Statement of Eligibility and Qualification under the Trust Indenture Act (Form T-1) of the Trustee;

          (d) The Company has been duly incorporated and is validly existing as a corporation in good standing under the laws of the State of Delaware, with corporate power and authority to own, lease and operate its properties and conduct its business as described in the Registration Statement; and the Company is duly qualified as a foreign corporation to transact business and is in good standing in each jurisdiction in which its ownership or lease of substantial properties or the conduct of its business requires such qualification;

          (e) First Bank National Association, the Company's Principal Subsidiary Bank, has been duly incorporated and is validly existing as a national banking association in good standing under the laws of the United States and has corporate power and authority to own, lease and operate its properties and conduct its business as described in the Registration Statement; all of the issued and outstanding capital stock of such bank has been duly authorized and validly issued and is fully paid and, except as provided in 12 U.S.C. Section 55, nonassessable; and at least 99% of the capital stock of First Bank National Association, other than any director's qualifying shares, is owned by the Company, directly or through subsidiaries, free and clear of any mortgage, pledge, lien, encumbrance, claim or equity;

          (f) The authorized, issued and outstanding capital stock of the Company is as set forth in the Registration Statement, and the shares of issued and outstanding Common Stock set forth thereunder have been duly authorized and validly issued and are fully paid and non-assessable;

          (g) Neither the Company nor any of its subsidiaries is in violation of its charter or in default in the performance or observance of any material obligation, agreement, covenant or condition contained in any contract, indenture, mortgage, loan agreement, note, lease or other instrument to which it is a party or by which it or any of them or their properties may be bound; and the execution and delivery of this Agreement, the Offered Securities, the Indenture, each applicable Delayed Delivery Contract (as defined in Section II) and the consummation of the transactions contemplated herein and therein have been duly authorized by all necessary corporate action and will not conflict with or constitute a breach of, or default under, or result in the creation or imposition of any lien, charge or encumbrance upon any property or assets of the Company or any of its subsidiaries pursuant to any contract, indenture, mortgage, loan agreement, note, lease or other instrument to which the Company or any of its subsidiaries is a party or by which it or any of them may be bound or to which any of the property or assets of the Company or any of its subsidiaries is subject, nor will such action result in any violation of the provisions of the charter or bylaws of the Company or any law, administrative regulation or administrative or court order or decree; and no consent, approval, authorization, order or decree of any court or governmental agency or body is required for the consummation by the Company of the transactions contemplated by this Agreement, except such as may be required under the Securities Act, the Trust Indenture Act or the rules and regulations of the Commission thereunder, all of which have been obtained, or such as may be required under state securities or Blue Sky laws in connection with the purchase and distribution of the Offered Securities and/or Offered Warrants, if any, by the Underwriters;

          (h) The Company and its subsidiaries own or possess or have obtained all material governmental licenses, permits, consents, orders, approvals and other authorizations necessary to lease or own, as the case may be, and to operate their respective properties and to carry on their respective businesses as presently conducted;

          (i) The Company and its subsidiaries own or possess adequate trademarks, service marks and trade names necessary to conduct the business now operated by them, and neither the Company nor any of its subsidiaries has received any notice of infringement of or conflict with asserted rights of others with respect to any trademarks, service marks or trade names which, singly or in the aggregate, if the subject of an unfavorable decision, ruling or finding, would materially adversely affect the conduct of the business, operations, financial condition or income of the Company and its subsidiaries considered as one enterprise;

          (j) There is no action, suit or proceeding before or by any court or governmental agency or body, domestic or foreign, now pending, or, to the knowledge of the Company, threatened against or affecting, the Company or any of its subsidiaries, which might result in any material adverse change in the condition, financial or otherwise, of the Company and its subsidiaries considered as one enterprise, or in the business prospects of the Company and its subsidiaries considered as one enterprise, or might materially and adversely affect the properties or assets thereof or might materially and adversely affect the consummation of this Agreement and the consummation of the transactions contemplated hereby; and there are no material contracts or documents of the Company or any of its subsidiaries which are required to be filed as exhibits to the Registration Statement by the Securities Act or by the rules and regulations of the Commission thereunder which have not been so filed;

          (k) The Offered Securities have been duly authorized for issuance and sale pursuant to this Agreement, and, when issued, authenticated and delivered pursuant to this Agreement against payment of the consideration therefor specified herein and, in the case of any Contract Securities, pursuant to Delayed Delivery Contracts with respect to such Contract Securities, such

     Offered Securities will constitute valid and legally binding obligations of the Company enforceable in accordance with their terms, except as (i) enforceability thereof may be limited by bankruptcy, insolvency, or other laws relating to or affecting creditors' rights generally and (ii) rights of acceleration and the availability of equitable remedies may be limited by equitable principles of general applicability, and will be entitled to the benefits provided by the Indenture; and the Offered Securities and the Indenture conform in all material respects to all statements relating thereto in the Prospectus;

          (l) No labor dispute with the employees of the Company or any of its subsidiaries exists or, to the knowledge of the Company, is imminent;

          (m) The Indenture has been duly qualified under the Trust Indenture Act and has been duly authorized, executed and delivered by the Company and is the valid and binding agreement of the Company, enforceable in accordance with its terms except as (i) the enforceability thereof may be limited by bankruptcy, insolvency or similar laws affecting creditors' rights generally and (ii) rights of acceleration and the availability of equitable remedies may be limited by equitable principles of general applicability;

          (n) If Offered Warrants are to be issued and delivered pursuant to this Agreement, such Offered Warrants, the related Warrant Agreement and the Warrant Debt Securities have been duly authorized and, when the Offered Warrants are issued and delivered pursuant to this Agreement and, in the case of any Contract Securities, pursuant to Delayed Delivery Contracts with respect to such Contract Securities, such Offered Warrants will have been duly executed, countersigned, issued and delivered and will constitute valid and legally binding obligations of the Company entitled to the benefits provided in the related Warrant Agreement and such Warrant Agreement will have been duly executed and delivered by the Company and will constitute a valid and legally binding agreement of the Company, enforceable in accordance with its terms, except as (i) enforceability thereof may be limited by bankruptcy, insolvency, or other laws relating to or affecting creditors' rights generally and (ii) rights of acceleration and the availability of equitable principles of general applicability; and the Warrant Debt Securities, when issued and delivered pursuant to the related Warrant Agreement, will have been duly executed, authenticated, issued and delivered and will constitute valid and legally binding obligations of the Company entitled to the benefits provided by the Indenture;

          (o) In the event any of the Offered Securities and/or Offered Warrants, if any, are purchased pursuant to Delayed Delivery Contracts, each of such Delayed Delivery Contracts has been duly authorized by the Company and, when executed and delivered by the Company and the purchaser named therein, will constitute a valid and legally binding agreement of the Company enforceable in accordance with its terms, except as (i) enforceability thereof may be limited by bankruptcy, insolvency, or other laws relating to or affecting creditors' rights generally and (ii) rights of acceleration and the availability of equitable principles of general applicability; and any Delayed Delivery Contracts will conform to the description thereof in the Prospectus;

          (p) The accountants who certified the financial statements included or incorporated by reference in the Prospectus are independent public accountants as required by the Securities Act and the rules and regulations issued by the Commission thereunder;

          (q) The financial statements of the Company and its consolidated subsidiaries included or incorporated by reference in the Prospectus present fairly the financial position of the Company and its consolidated subsidiaries as at the dates indicated and the results of their operations for the periods specified; except as stated therein, said financial statements have been prepared in conformity with generally accepted accounting principles applied on a consistent basis; and the pro forma financial information, and the related notes thereto, included or incorporated by reference to the Prospectus has been prepared in accordance with the applicable requirements of the Securities Act and the Exchange Act and the rules and regulations issued by the Commission thereunder;

          (r) Since the respective dates as of which information is given in the Registration Statement and the Prospectus, except as otherwise stated therein or contemplated thereby, (A) there has been no material adverse change in the condition, financial or otherwise, of the Company and its subsidiaries considered as one enterprise or in the earnings, affairs or business prospects of the Company and its subsidiaries considered as one enterprise, whether or not arising in the ordinary course of business, and
     (B) there have been no material transactions entered into by the Company, or any of its subsidiaries other than those in the ordinary course of business; and

          (s) This Agreement has been duly authorized, executed and delivered by the Company.


                                     VIII.

          (a) The Company agrees to indemnify and hold harmless each Underwriter and each person, if any, who controls such Underwriter (each an "Indemnified Person") within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act as follows:

          (i) against any and all loss, liability, claim, damage and expense whatsoever arising out of any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement (or any amendment thereto), or the omission or alleged omission therefrom of a material fact required to be stated therein or necessary to make the statements therein not misleading or arising out of any untrue statement or alleged untrue statement of a material fact contained in the Prospectus (or any amendment or supplement thereto or any related preliminary prospectus or preliminary prospectus supplement) or the omission or alleged omission therefrom of a material fact necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading, unless such untrue statement or omission was made in reliance upon and in conformity with written information relating to such Indemnified Person furnished to the Company by the Representatives expressly for use in the Registration Statement (or any amendment thereto) or the Prospectus (or any amendment or supplement thereto or any related preliminary prospectus or preliminary prospectus supplement);

          (ii) against any and all loss, liability, claim, damage and expense whatsoever to the extent of the aggregate amount paid in settlement of any litigation, or investigation or proceeding by any governmental agency or body, commenced or threatened, or of any claim whatsoever based upon any such untrue statement or omission, or any such alleged untrue statement or omission (except as made in reliance upon and in conformity with information relating to such Indemnified Person furnished by the Representatives as aforesaid) if such settlement is effected with the written consent of the Company; and

          (iii) against any and all expense whatsoever (including the fees and disbursements of counsel chosen by such Indemnified Person), as incurred, reasonably incurred in investigating, preparing or defending against any litigation, or investigation or proceeding by any governmental agency or body, commenced or threatened, or any claim whatsoever based upon any such untrue statement or omission, or any such alleged untrue statement or omission (except as made in reliance upon and in conformity with information relating to such Indemnified Person furnished by the Representatives as aforesaid), to the extent that any such expense is not paid under (i) or (ii) above.

          (b) Each Underwriter will indemnify and hold harmless the Company, its directors, each of its officers who signed the Registration Statement, and each person, if any, who controls the Company within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act against any and all loss, liability, claim, damage and expense described in the indemnity contained in subsection (a) of this Section, but only with respect to untrue statements or omissions, or alleged untrue statements or omissions, made in the Registration Statement (or any amendment thereto) or the Prospectus (or any amendment or supplement thereto or any related preliminary prospectus or preliminary prospectus supplement) in reliance upon and in conformity with written information relating to such Underwriter furnished to the Company by the Representatives expressly for use in the Registration Statement (or any amendment thereto) or the Prospectus (or any amendment or supplement thereto or any related preliminary prospectus or preliminary prospectus supplement).

          (c) Each indemnified party shall give prompt notice to each indemnifying party of any action commenced against it in respect of which indemnity may be sought hereunder but failure to so notify an indemnifying party shall not relieve it from any liability which it may have otherwise than on account of this indemnity agreement. An indemnifying party may participate at its own expense in the defense of such action. In no event shall the indemnifying parties be liable for the fees and expenses of more than one counsel (in addition to any local counsel) for all indemnified parties in connection with any one action or separate but similar or related actions in the same jurisdiction arising out of the same general allegations or circumstances; provided, however, that when more than one of the Underwriters is an indemnified party each such Underwriter shall be entitled to separate counsel (in addition to any local counsel) in each such jurisdiction to the extent such Underwriter may have interests conflicting with those of the other Underwriter or Underwriters because of the participation of one Underwriter in a transaction hereunder in which the other Underwriter or Underwriters did not participate.
No indemnifying party shall, without the prior written consent of the indemnified party, effect any settlement of any pending or threatened proceeding in respect of which any indemnified party is or could have been a party and indemnity could have been sought hereunder by such indemnified party, unless such settlement includes an unconditional release of such indemnified party from all liability on claims that are the subject matter of such proceeding.

          In order to provide for just and equitable contribution in circumstances in which the indemnity agreement provided for in this Section VIII is for any reason held to be unavailable to the Underwriters in accordance with its terms, the Company and the Underwriters shall contribute to the aggregate losses, liabilities, claims, damages and expenses of the nature contemplated by said indemnity agreement incurred by the Company and the Underwriters with respect to Securities sold to the Underwriters in such proportions as is appropriate to reflect the relative benefits received by the Company on the one hand and the Underwriters on the other. The relative benefits received by the Company on the one hand and the Underwriters on the other shall be deemed to be in such proportion represented by the percentage that the total commissions and underwriting discounts received by the Underwriters to the date of such liability bears to the total sales price (before deducting expenses) received by the Company from the sale of Securities made to the Underwriters to the date of such liability, and the Company is responsible for the balance. If, however, the allocation provided by the immediately preceding sentence is not permitted by applicable law or if the Underwriters failed to give the notice required under (c), then the Company and the Underwriters shall contribute to such aggregate losses, liabilities, claims, damages and expenses in such proportion as is appropriate to reflect not only such relative benefits but also the relative fault of the Company and the Underwriters in connection with the statements or omissions which resulted in such liabilities, claims, damages and expenses, as well as any other relevant equitable considerations. The relative fault shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Company or the Representatives and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. The Company and the Underwriters agree that it would not be just and equitable if contributions pursuant to this paragraph were determined pro rata (even if the Underwriters were treated as one entity for such purpose) or by any other method of allocation which does not take account of the equitable considerations referred to in this paragraph. Notwithstanding the provisions of this paragraph, the Underwriters shall not be required to contribute any amount in excess of the amount by which the total price at which the Securities referred to in the second sentence of this paragraph that were offered and sold to the public through the Underwriters exceeds the amount of any damages that the Underwriters have otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled under this paragraph to contribution from any person who was not guilty of such fraudulent misrepresentation. For purposes of this Section, each person, if any, who controls any Underwriter within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act shall have the same rights to contribution as such Underwriter, and each director of the Company, each officer of the Company who signed the Registration Statement, and each person, if any, who controls the Company within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act shall have the same rights to contribution as the Company.


                                      IX.

          The indemnity and contribution agreements contained in Section VIII hereof and the representations and warranties of the Company in this Agreement or in any certificate submitted pursuant hereto shall remain operative and in full force and effect regardless of (i) any termination of this Agreement, (ii) any investigation made by any Underwriter or on behalf of any Underwriter or any person controlling any Underwriter or by or on behalf of the Company or the directors or officers or any person controlling the Company and (iii) acceptance of any payment for any of the Offered Securities and/or Offered Warrants, if any.


                                      X.

          If any Underwriter shall default in its obligation to purchase the Offered Securities and/or Offered Warrants, if any, which it has agreed to purchase hereunder, the Representatives may in their discretion arrange for themselves or another party or other parties to purchase such Offered Securities and/or Offered Warrants, if any, on the terms contained herein. If within thirty-six hours after such default by any Underwriter the Representatives do not arrange for the purchase of such Offered Securities and/or Offered Warrants, if any, then the Company shall be entitled to a further period of thirty-six hours within which to procure another party or other parties satisfactory to the Representatives to purchase such Offered Securities and/or Offered Warrants, if any, on such terms. In the event that, within the respective prescribed period, the Representatives notify the Company that they have so arranged for the purchase of such Offered Securities and/or Offered Warrants, if any, or the Company notifies the Representatives that it has so arranged for the purchase of such Offered Securities and/or Offered Warrants, if any, the Representatives or the Company shall have the right to postpone the Closing Date for a period of not more than seven days, in order to effect whatever changes may thereby be made necessary in the Registration Statement or the Prospectus, or in any other documents or arrangements, and the Company agrees to file promptly any amendments or supplements to the Registration Statement or the Prospectus which in the reasonable opinion of the Representatives may thereby be made necessary. The term "Underwriters" as used in this Agreement shall include any person substituted under this Section X with like effect as if such person had originally been a party to this Agreement with respect to such Offered Securities and/or Offered Warrants, if any.

          If, after giving effect to any arrangements for the purchase of the Offered Securities and/or Offered Warrants, if any, of a defaulting Underwriter or Underwriters by the Representatives and the Company as provided in the immediately preceding paragraph hereof, the aggregate principal amount of such Offered Securities (or number of Offered Warrants, if Offered Warrants alone are being offered) which remains unpurchased does not exceed one-eleventh of the aggregate principal amount of all the Offered Securities (or number of Offered Warrants, if Offered Warrants alone are being offered), then the Company shall have the right to require each non-defaulting Underwriter to purchase the Offered Securities and/or Offered Warrants, if any, which such Underwriter agreed to purchase hereunder and, in addition, to require each non-defaulting Underwriter to purchase its pro rata share (based on the principal amount of Offered Securities (or number of Offered Warrants, if Offered Warrants alone are being offered) which such Underwriter agreed to purchase hereunder) of the Offered Securities and/or Offered Warrants, if any, of such defaulting Underwriter or Underwriters for which such arrangements have not been made; but nothing herein shall relieve a defaulting Underwriter from liability for its default.

          If, after giving effect to any arrangements for the purchase of the Offered Securities and/or Offered Warrants, if any, of a defaulting Underwriter or Underwriters by the Representatives and the Company as provided in the first paragraph of this Section X, the aggregate principal amount of Offered Securities (or number of Offered Warrants, if Offered Warrants alone are being offered) which remains unpurchased exceeds one-eleventh of the aggregate principal amount of all the Offered Securities (or number of Offered Warrants, if Offered Warrants alone are being offered) or if the Company shall not exercise the right described in the immediately preceding paragraph to require non-defaulting Underwriters to purchase Offered Securities and/or Offered Warrants, if any, of a defaulting Underwriter or Underwriters, then this Agreement shall thereupon terminate, without liability on the part of any non-defaulting Underwriters or the company, except for the expenses to be borne by the Company and the Underwriters as provided in Section XI hereof and the indemnity and contribution agreements in Section VIII hereof; but nothing herein shall relieve a defaulting Underwriter from liability for its default.

                                      XI.

          The Company covenants and agrees with the several Underwriters that the Company will pay or cause to be paid the following: (i) the fees, disbursements and expenses of the Company's counsel and accountants in connection with the registration of the Securities under the Securities Act and all other expenses in connection with the preparation, printing and filing of the Registration Statement and the Prospectus and amendments and supplements thereto and the mailing and delivering of copies thereof to the Underwriters and to dealers; (ii) the cost of printing this Agreement, the Indenture, any Warrant Agreement and any Blue Sky and legal investment memoranda; (iii) all expenses in connection with the qualification of the Offered Securities and/or Offered Warrants, if any, for offering and sale under state securities laws as provided in Section VI(f) hereof, including the fees and disbursements of counsel in connection with such qualification and in connection with the preparation of any Blue Sky memorandum or any Blue Sky and legal investment surveys; (iv) any fees charged by securities rating services for rating the Securities; (v) the cost of preparing the Securities; (vi) the fees and expenses of the Trustee and any agent of the Trustee and the fees and disbursements of counsel for the Trustee in connection with the Indenture and the Securities; (vii) the fees and expenses of the Warrant Agent, if any, and any agent of such Warrant Agent and the fees and disbursements of counsel for such Warrant Agent in connection with the Warrant Agreement and the Offered Warrants and Warrant Debt Securities, if any; and (viii) all other costs and expenses incident to the performance of its obligations hereunder which are not otherwise specifically provided for in this
Section X. It is understood, however, that, except as provided in this Section XI and Sections VIII and XII hereof, the Underwriters will pay all of their own costs and expenses, including the fees of their counsel, transfer taxes on resale of any of the Offered Securities and/or Offered Warrants, if any, by them and any advertising expenses connected with any offers they may make.


                                     XII.

          If this Agreement shall be terminated by the Underwriters, or any of them, because of any failure or refusal on the part of the Company to comply with the terms or to fulfill any of the conditions of this Agreement, or if for any reason the Company shall be unable to perform its obligations under this Agreement, the Company will reimburse the Underwriters, or such Underwriters as have so terminated this Agreement with respect to themselves, severally, for all out-of-pocket expenses (including the fees and disbursements of their counsel) reasonably incurred by such Underwriters in connection with the Securities.

                                     XIII.

          In all dealings hereunder, the Representatives of the Underwriters of Offered Securities and/or Offered Warrants, if any, shall act on behalf of each of such Underwriters, and the parties hereto shall be entitled to act and rely upon any statement, request, notice or agreement on behalf of any Underwriter made or given by such Representatives jointly or by such of the representatives, if any, as may be designated for such purpose hereunder.

          All statements, requests, notices and agreements hereunder shall be in writing or by telegram if promptly confirmed in writing, and if to the Underwriters shall be sufficient in all respects if delivered or sent by registered mail to the address of the principal offices of the Representatives and if to the Company shall be sufficient in all respects if delivered or sent by registered mail to the address of the Company set forth in the Registration Statement, Attention: Secretary; provided, however, that any notice to an Underwriter pursuant to Section VIII(c) hereof shall be delivered or sent by registered mail to such Underwriter at its address set forth in its Underwriters' Questionnaire, or telex constituting such Questionnaire, which address will be supplied to the Company by the representatives upon request.


                                     XIV.

          This Agreement shall be binding upon, and inure solely to the benefit of, the Underwriters, the Company and, to the extent provided in Section VIII hereof, the officers and directors of the Company and each person who controls the Company or any Underwriter, and their respective heirs, executors, administrators, successors and assigns, and no other person shall acquire or have any right under or by virtue of this Agreement. No purchaser of any of the Offered Securities and/or Offered Warrants, if any, from any Underwriter shall be deemed a successor or assign by reason merely of such purchase.


                                      XV.

          Time shall be of the essence of this Agreement.

          This Agreement may be signed in any number of counterparts, each of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument.

          This Agreement and the rights and obligations of the parties created hereby shall be governed by the laws of the State of New York.

                                                                      Schedule I



                           DELAYED DELIVERY CONTRACT

                                            _________________________, 19_______

Dear Sirs:

          The undersigned hereby agrees to purchase from First Bank System, Inc., a Delaware corporation (the "Company") and the Company agrees to sell to the undersigned [$________________ principal amount of the Company's title of issue] (the "Securities")] [________ Warrants, each evidencing the right to purchase a [state title of Warrant Debt Securities], (the "Warrant Debt Securities") in the principal amount of $_________], offered by the Prospectus dated _________________________, 19_______ and Prospectus Supplement dated
_____________________, 19____, receipt of copies of which are hereby acknowledged, [at a purchase price of ________% of the principal amount thereof plus accrued interest from ____________, if any] for an [aggregate] Purchase Price of $________] and on the further terms and conditions set forth in this contract. The undersigned does not contemplate selling Securities [and Warrants] prior to making payment therefor.

          [The undersigned will purchase from the Company Securities in the principal amounts and on the delivery dates set forth below:

    Delivery      Principal     Plus Accrued Interest,
      Date         Amount       If any, From:_________
    --------      ---------     ----------------------

    ........      $........     ..................
    ........      $........     ..................
    ........      $........     ..................

          [The undersigned will purchase from the Company Warrants represented by Warrant Certificates bearing the terms and on the delivery dates set forth below:]

Each such date on which Securities [and Warrants] are to be purchased hereunder is hereinafter referred to as a "Delivery Date."

          Payment for the Securities which the undersigned has agreed to purchase on each Delivery Date shall be made to the Company or its order by [certified or official bank check drawn on a bank approved by the Company and in New York Clearing House (next day) funds] at the office of _____________________ ____________________, New York, N.Y., at 10:00 A.M. (New York time) on the
Delivery Date, upon delivery to the undersigned of the Securities to be purchased by the undersigned on the Delivery Date, in definitive fully registered form and in such denominations and registered in such names as the undersigned may designate by written or telegraphic communication addressed to the Company not less than five full business days prior to the Delivery Date.

          The obligation of the undersigned to take delivery of and make payment for the Securities on the Delivery Date shall be subject to the conditions that
(i) the investment in the Securities to be made by the undersigned shall not at the time of delivery be prohibited under the laws of any jurisdiction in the United States to which the undersigned is subject and (ii) the Company shall have sold, and delivery shall have taken place to the underwriters (the "Underwriters") named in the Prospectus Supplement referred to above, of such part of the Securities as is to be sold to them. Promptly after completion of sale and delivery to the Underwriters, the Company will mail or deliver to the undersigned at its address set forth below notice to such effect, accompanied by a copy of the opinions of counsel for the Company delivered to the Underwriters in connection therewith.

          Failure to take delivery of and make payment for Securities by any purchaser under any other Delayed Delivery Contract shall not relieve the undersigned of its obligations under this contract.

          This contract will inure to the benefit of and be binding upon the parties hereto and their respective successors, but will not be assignable by either party hereto without the written consent of the other.

          If this contract is acceptable to the Company, it is requested that the Company sign the form of acceptance below and mail or deliver one of the counterparts hereof to the undersigned at its address set forth below. This will become a binding contract, as of the date first above written, between the Company and the undersigned when such counterpart is so mailed or delivered.

          This contract shall be governed by and construed in accordance with the laws of the State of New York.

                                      Very truly yours,



                                      __________________________________________
                                                      (Purchaser)



                                      By________________________________________

                                      __________________________________________
                                                        (Title)


                                      __________________________________________

                                      __________________________________________
                                                       (Address)

Accepted:

FIRST BANK SYSTEM, INC.



By__________________________

                PURCHASER -- PLEASE COMPLETE AT TIME OF SIGNING


          The name, telephone number and department of the representative of the Purchaser with whom details of delivery on the Delivery Date may be discussed is as follows: (Please print.)

                                 Telephone No.
          Name               (Including Area Code)              Department
          ----               ---------------------              ----------

_______________________   ___________________________     ______________________

                                                                       Exhibit A


                       Opinion of Counsel to the Company
                       ---------------------------------


          The opinion or opinions of Dorsey & Whitney P.L.L.P., counsel to the Company, to be delivered pursuant to Section V(b) of the Agreement, shall be to the following effect (all terms used herein which are defined in the Agreement have the meanings set forth therein):

          (i) The Company has been duly incorporated and is validly existing as a corporation in good standing under the laws of the State of Delaware.

          (ii) The Company has corporate power and authority to own, lease and operate its properties and conduct its business as described in the Registration Statement.

          (iii) First Bank National Association has been duly incorporated and is validly existing as a national banking association in good standing under the laws of the United States, and has corporate power and authority to own, lease and operate its properties and conduct its business as described in the Registration Statement.

          (iv) The Underwriting Agreement and any applicable Delayed Delivery Contract have been duly authorized, executed and delivered by the Company.

          (v) The Indenture has been duly and validly authorized, executed and delivered by the Company and (assuming the Indenture has been duly authorized, executed and delivered by the Trustee) constitutes a valid and binding agreement of the Company, enforceable in accordance with its terms, except as (i) enforceability thereof may be limited by bankruptcy, insolvency, or other laws relating to or affecting creditors' rights generally and (ii) rights of acceleration and the availability of equitable remedies may be limited by principles of general applicability.

          (vi) The Offered Securities have been duly and validly authorized by all necessary corporate action and the Offered Securities other than any Contract Securities constitute, and any Contract Securities, when executed and authenticated, issued and delivered in the manner provided in the Indenture and sold pursuant to Delayed Delivery Contracts, will constitute valid and binding obligations of the Company, enforceable in accordance with their terms, except as (i) enforcement thereof may be limited by bankruptcy, insolvency, or other laws relating to or affecting creditors' rights generally and (ii) rights of acceleration and the availability of equitable remedies may be limited by equitable principles of general applicability, and each holder of Offered Securities is entitled to the benefits of the Indenture and each holder of Contract Securities, when executed, authenticated, issued and delivered in the manner provided in the Indenture and sold pursuant to Delayed Delivery Contracts, will be entitled to the benefits of the Indenture.

          (vii) The statements in the Basic Prospectus under the captions "Description of Debt Securities" ["Description of Warrants"] and "Plan of Distribution" and similar captions in the applicable prospectus supplement insofar as they purport to summarize certain provisions of documents specifically referred to therein, are accurate summaries of such provisions.

          (viii) The Indenture is qualified under the Trust Indenture Act.

          (ix) The Registration Statement is effective under the Securities Act and, to the best of such counsel's knowledge, no stop order suspending the effectiveness of the Registration Statement has been issued under the Securities Act or proceedings therefor initiated or threatened by the Commission.

          (x) At the time the Registration Statement became effective, and at the date hereof, the Registration Statement and the Prospectus and each document incorporated by reference therein (other than the financial statements, schedules and other financial data included therein and the Statement of Eligibility and Qualification of the Trustee on Form T-1 filed as an exhibit thereto, as to which no opinion need be rendered) complied as to form in all material respects with the requirements of the Securities Act, the Exchange Act, the Trust Indenture Act and the rules and regulations under each of those Acts.

          (xi) No consent, approval, authorization, or order of any court or governmental authority or agency is required in connection with the sale of the Offered Securities [and Offered Warrants], except such as may be required under the Securities Act or the rules and regulations thereunder, all of which have been obtained, or such as may be required state securities laws.

[If Offered Warrants are to be issued and delivered pursuant to this Agreement insert --

          (xii) The Offered Warrants have been duly authorized by all necessary corporate action and the Offered Warrants other than any Contract Securities constitute, and any Contract Securities, when executed, authenticated, issued and delivered in the manner provided in the related Warrant Agreement and sold pursuant to Delayed Delivery Contracts, constitute, valid and legally binding obligations of the company entitled to the benefits provided in the related Warrant Agreement.

          (xiii) The Warrant Agreement has been duly authorized by all necessary corporate action and constitutes a valid and legally binding agreement of the Company, enforceable in accordance with its terms, except as enforcement thereof may be limited by bankruptcy, insolvency, or other laws relating to or affecting creditors' rights generally, or by general equity principles, and each holder of Offered Warrants is entitled to the benefits of the related Warrant Agreement and each holder of Contract Securities, when executed, authenticated, issued and delivered in the manner provided in the related Warrant Agreement and sold pursuant to Delayed Delivery Contracts, will be entitled to the benefits of the related Warrant Agreement

          (xiv) The Warrant Debt Securities have been duly and validly authorized by all necessary corporate action and when duly executed, authenticated, issued and delivered pursuant to the related Warrant Agreement, will constitute valid and legally binding obligations of the Company, enforceable in accordance with their terms, except as enforcement thereof may be limited by bankruptcy, insolvency or other laws relating to or affecting creditors' rights generally, or by general equity principles, and each holder of Warrant Debt Securities will be entitled to the benefits provided by the Indenture.]

          In addition, Dorsey & Whitney P.L.L.P. will state that it has participated in the preparation of the Registration Statement and the Prospectus and that nothing has come to such counsel's attention that causes such counsel reason to believe that (other than the financial statements, schedules and other financial data included therein, as to which no statement need be rendered) the Registration Statement and the Prospectus, at the time the Registration Statement became effective, or if an amendment to the Registration Statement or to any document incorporated by reference therein has been filed by the Company with the Commission subsequent to the effectiveness of the Registration Statement, then at the time of the most recent such filing, and at the date hereof, contained or contains an untrue statement of a material fact or omitted or omits to state a material fact required to be stated therein or necessary to make the statements therein not misleading or that the Prospectus, as amended or supplemented at the Closing Date, contains an untrue statement of a material fact or omits to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading.

                                                                       Exhibit B


                   Opinion of General Counsel of the Company
                   -----------------------------------------


          The opinion of the General Counsel of the Company, to be delivered pursuant to Section V(c) of the Agreement, shall be to the following effect (all terms used herein which are defined in the Agreement have the meanings set forth therein):

          (i) The Company is duly qualified as a foreign corporation to transact business and is in good standing in each jurisdiction in which its ownership or lease of substantial properties or the conduct of its business requires such qualification and where the failure so to qualify would have a material adverse effect on the Company and its subsidiaries, taken as a whole.

          (ii) First Bank National Association is duly qualified as a foreign corporation to transact business and is in good standing in each jurisdiction in which its ownership or lease of substantial properties or the conduct of the business requires such qualification and where the failure so to qualify would have a material adverse effect on the Company and its subsidiaries, taken as a whole.

          (iii) There are no legal or governmental proceedings pending or, to the best of such counsel's knowledge, threatened which are required to be disclosed in the Registration Statement, other than those disclosed therein, and all pending legal or governmental proceedings to which the Company or any subsidiary is a party or of which any of their property is the subject which are not described in the Registration Statement, including ordinary routine litigation incidental to the business, are, considered individually or in the aggregate, not material.

          (iv) To the best of such counsel's knowledge and information, there are no contracts, indentures, mortgages, loan agreements, notes, leases or other instruments required to be described or referred to in the Registration Statement or to be filed as exhibits thereto other than those described or referred to therein or filed or incorporated by reference as exhibits thereto and the descriptions thereof or references thereto are correct.

          (v) The execution and delivery of this Agreement, any applicable Delayed Delivery Contract, any applicable Warrant Agreement and the Indenture and the consummation of the transactions contemplated herein and therein will not (a) conflict with or result in the creation or imposition of any lien, charge or encumbrance upon any property or assets of the Company or any subsidiary pursuant to any contract, indenture, mortgage, loan agreement, note, lease or other instrument to which the Company or any of its subsidiaries is a party or by which it or any of them may be bound or to which any of the property or assets of the Company or any of its subsidiaries is subject and that is material to the Company and its subsidiaries, taken as a whole, or (b) result in a violation of any law or administrative regulation or administrative or court decree of any court or governmental agency, authority or body or any arbitrator having jurisdiction over the Company known to such counsel to be applicable to the Company nor will such action result in any violation of the provisions of the charter or bylaws of the Company.

                                                                       Exhibit C


                         Letter from Ernst & Young LLP
                         -----------------------------

          The Letter of Ernst & Young LLP to be delivered pursuant to Section V(e) of the Agreement shall be to the following effect (all terms used herein which are defined in the Agreement have the meanings set forth therein):

          (i) They are independent public accountants with respect to the Company and its subsidiaries within the meaning of the Securities Act and the applicable published rules and regulations thereunder.

          (ii) In their opinion, the consolidated financial statements and schedules audited by them and included in the Prospectus comply as to form in all material respects with the applicable accounting requirements of the Securities Act, the Exchange Act, as applicable, and the published rules and regulations thereunder.

          (iii) They have made a review of any unaudited consolidated financial statements included in the Prospectus in accordance with standards established by the American Institute of Certified Public Accountants, as indicated in their report or reports attached to such letter.

          (iv) On the basis of the review referred to in (iii) and a reading of the latest available interim financial statements of the Company and its consolidated subsidiaries, inspection of the minute books of the Company and such subsidiaries since the date of the balance sheet included in the Company's most recent audited financial statements, inquiries of officials of the Company responsible for financial and accounting matters and other procedures, nothing came to their attention that caused them to believe that the unaudited financial statements included in the Prospectus do not comply as to form in all material respects with the applicable accounting requirements of the Securities Act, the Exchange Act, and the published rules and regulations thereunder or that the unaudited financial statements are not presented in conformity with generally accepted accounting principles applied on a basis consistent in all material respects with that of the audited financial statements included in the Prospectus.

           (v) They have performed specified procedures, not constituting an audit, including a reading of the latest available interim financial statements of the Company and its consolidated subsidiaries, a reading of the minute books of the Company and such subsidiaries since the date of the balance sheet included in the Company's most recent audited financial statements, inquiries of officials of the Company responsible for financial and accounting matters and such other inquiries and procedures as may be specified in such letter, and on the basis of such inquiries and procedures nothing came to their attention that caused them to believe that:

               (A) at the date of the latest available consolidated balance sheet read by such accountants, or at a subsequent specified date not more than five days prior to the date of delivery of such letter, there was any change in the capital stock of the Company and its consolidated subsidiaries, any increase in long-term debt of the Company and its consolidated subsidiaries or any decreases in allowance for credit loss or consolidated common shareholders' equity of the Company and its consolidated subsidiaries, in each case as compared with amounts shown in the most recent consolidated balance sheet included in the Prospectus, except in each case for changes, increases or decreases which the Prospectus discloses have occurred or may occur or which are described in such letter; or

               (B) for the period from the date of the latest income statement included in the Prospectus to the closing date of the latest available income statement read by such accountants, there were any decreases, as compared with the corresponding period in the preceding year, in consolidated net income, consolidated net interest income before the provision for credit losses, consolidated net interest income after the provision for loan losses or in the ratio of earnings to fixed charges, except in each case for increases or decreases which the Prospectus discloses have occurred or may occur or which are described in such letter.

          (vi) They have compared certain agreed dollar amounts (or percentages derived from such dollar amounts) and other financial information included in the Prospectus (in each case to the extent that such dollar amounts, percentages and other financial information are derived from the general accounting records of the Company and its subsidiaries subject to the internal controls of the Company's accounting system or are derived directly from such records by analysis or computation) with the results obtained from inquiries, a reading of such general accounting records and other procedures specified in such letter, and have found such dollar amounts, percentages and other financial information to be in agreement with such results, except as otherwise specified in such letter.

          All financial statements and schedules included in material incorporated by reference into the Prospectus shall be deemed included in the Prospectus for purposes of this Exhibit C.

                                      -2-